Exhibit 10.11

ACSi	AFFILIATED CORPORATE SERVICES, INC.	(LESSOR)
D-03456
1550 Waters Ridge Drive Lewisville, Texas 75057 (972) 221-7335 Fax (972) 221-7336 www.acsitx.com	LEASE NUMBER

BUSINESS EQUIPMENT LEASE
LESSEE NAME
Egghead.Com, Inc.
LESSEE ADDRESS	CITY	COUNTY	STATE	ZIP
1350 Willow Road	Menlo Park	San Mateo	CA	94025
SUPPLIER/VENDOR NAME	ADDRESS	CITY	STATE	ZIP
Ecometry	1615 S. Congress Avenue	Delray Beach	FL	33445-3368
QUANTITY	DESCRIPTION: MODEL No., Serial No., or other identification	COST
750	HP984 Ecometry Online Software Licenses with associated licenses for Outbound Telemarketing and E-mail Executive	2,000,000.00
EQUIPMENT LOCATION	STREET	CITY	STATE	ZIP
If Other Than Billing Address	1350 Willow Road	Menlo Park	CA	94025
PAYMENT DUE DATE	RENT PAYMENTS	SECURITY DEPOSITS	SALES/USE TAX	TOTAL PAYMENT	LEASE TERM
Of Each Month	$ ** Monthly	(if any) $ 0.00	$ **	$ **	18 Months

Advanced Payment of $ 214,650.00 which equals the first and Second payment(s), the security deposit and a $ 0.00 documentation fee MUST ACCOMPANY LEASE. ** See Payment Addendum attached hereto and made a part hereof

  LEASE. Lessee hereby agrees to lease from Lessor the personal property described above (herein called the "Equipment"), and requests that Lessor purchase the Equipment from the Supplier/Vendor named above. This Lease shall be NON-CANCELABLE DURING THE TERM STATED ABOVE by Lessee for any reason whatsoever, and Lessee shall be obligated to pay Lessor all sums called for in this Business Equipment Lease (herein called the "Lease").
  COMMENCEMENT AND TERMINATION. This lease shall be binding on Lessor only when accepted and signed by a duly authorized officer of Lessor, Lessor may insert in the space appearing below the "Lease Start Date," which shall be the earlier of the date the Equipment (or any portion of it) is delivered to Lessee or the date Lessor disburses the purchase price (or any portion of it) to the supplier. Provided Lessee has successfully performed all its duties and obligations under the Lease, it shall terminate upon expiration of the number of months (following the lease Start Date) stated as the Lease Term.
  RENT AND OTHER PAYMENTS. Lessee shall pay the advance rentals due under this Lease, as stated above, upon signing this Lease. Monthly rent payments due after the first month's rent shall be payable on the "Payment Due Date' indicated above or on the first business day thereafter if a Payment Due Date falls on a non-business day. The Payment Due Date shall be either the 1st or the 15th of each month, whichever is next closer to the Lease Start Date, as determined by Lessor. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the Lease Start Date of this Lease, together with the number of days elapsing between the Lease Start Date and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. Lessee agrees to pay to Lessor a service charge of 5% per month, but not to exceed the maximum amount permitted by law, on any payment required under this Lease which is not paid within five days of the due date. Lessee shall promptly pay all sales, use, excise, personal property, stamp, documentary, and ad valorem taxes, licenses and registration fees, assessments, fines, penalties, and other charges imposed on the ownership, possession, or use of the Equipment during the term of this Lease, and Lessee shall pay all taxes (except income taxes imposed on Lessor) with respect to the rental payments hereunder, and shall, with the next scheduled rent payment reimburse Lessor for any taxes paid by or advanced by Lessor. Lessee shall keep the Equipment free from all claims, liens, security interests, and other charges. Lessee's obligation to pay such taxes, fees, assessments, fines, penalties, and other charges shall survive termination of the Lease. Lessee agrees the Lessor may adjust the rent payment proportionally up or down if the actual cost of the Equipment exceeds or is less than the amount stated in the Lease. All payments under this Lease shall be made to Lessor at the address set forth above or at any other address Lessor subsequently gives to Lessee for purposes of making payment. In the event of default, payments made under the Lease may be applied to Lessee's obligations to Lessor in any order Lessor chooses. If Lessee has paid advance rentals or any other amounts prior to the Lease Start Date (collectively, the "Subject Payments"), but fails for any reason not the fault of Lessor to approve the applicable supply contract or fails, in any other way, to complete and proceed with the transaction which is the subject of this Lease, then, in addition to any other rights or remedies Lessor may have, Lessor may have, Lessor may retain all of such Subject Payments, it being acknowledged by Lessee that the amount of same reasonably approximates Lessor's costs and expenses in preparing for and documenting this Lease transaction and is far less than Lessor's expected profit form this Lease transaction.

  SELECTION OF EQUIPMENT. Lessee acknowledges that Lessor did not participate in the selection, manufacture or supply of the Equipment, that Lessee has made the selection of the Equipment and the supplier of such Equipment based upon its own judgment, and that Lessor acquired or will acquire the Equipment or the right to possession and use of the Equipment in connection with this Lease. Lessee agrees to inspect the Equipment and to execute the "Certificate of Acceptance", which is attached hereto, only after the Lessee has had a reasonable opportunity to inspect the Equipment and is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in the Lease any equipment serial numbers and other identification data relating to the Equipment needed.
  DISCLAIMER OF WARRANTIES. BY SIGNING BELOW, LESSEE ACKNOWLEDGES THAT LESSOR IS LEASING THE EQUIPMENT TO LESSEE "AS IS" AND WITH ALL FAULTS, LESSOR SHALL NOT BE RESPONSIBLE IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR GUARANTEED BY THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON. LESSOR MAKES NO REPRESENTATION AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, ITS SIZE, DESIGN, CAPACITY, CONDITION, QUALITY, COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT, LATENT DEFECTS, ITS QUIET ENJOYMENT, OR WHETHER IT OR ITS INSTALLATION WILL INFRINGE THE RIGHTS OF ANY PERSON. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE RESULTING FROM THE PURCHASE, LEASE, DELIVERY, INSTALLATION, OPERATION, OR USE (OR FAILURE OR DELAY CONCERNING ANY OF THE FOREGOING) OF ANY EQUIPMENT OR ANY PRODUCT MANUFACTURED BY OR WITH THE USE OF THE EQUIPMENT. Provided Lessee is not in default of this Lease, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment; provided, however, that Lessee's sole remedy for breach of any such warranty, indemnification or service agreement shall be against the manufacturer of such Equipment not against the Lessor, nor shall such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder. LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER, BROKER NOR THEIR AGENTS OR EMPLOYEES ARE AGENTS OF LESSOR NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE WITHOUT THE WRITTEN CONSENT OF LESSOR. NO AGREEMENT, EITHER WRITTEN OR VERBAL, BETWEEN SUPPLIER AND LESSEE OR BROKER AND LESSEE SHALL BIND LESSOR UNLESS LESSOR SPECIFICALLY CONSENTS TO SUCH AGREEMENT IN WRITING.
  AMENDMENTS. No term or provision of this Lease may be amended, altered, waived, discharged, rescinded or terminated except by a written instrument signed by the parties hereto, and, in compliance with UCC 132A-208(2) requiring a separate signature of this provision, Lessee has signed in the space provided below.

  Lessor and Lessee have specifically negotiated and agreed to the preceding paragraphs 4, 5 and 6 _______________________

  Lessee's Initial

ACCEPTED BY: AFFILIATED CORPORATE SERVICES, INC. (LESSOR)	This agreement shall not be effective until executed by the Lessee and accepted by an authorized representative of Lessor at its principal place of business.
BY: DATE: LEASE START DATE:	LESSEE Egghead.Com, Inc. BY: TITLE DATE BY: TITLE DATE WITNESS: PRINT NAME:

    FINANCE LEASE STATUS. The parties agree that this Lease is intended to qualify as a ""Finance Lease" under Article 2A of the Uniform Commercial Code (herein called the "UCC"). Lessee acknowledges that (a) Lessee has received a copy of the purchase order or contract by which Lessor acquired or will acquire the Equipment (herein called the "Supply Contract"); or (b) Lessee has reviewed and approved and agreed to be bound by the Supply Contract; or (c) Lessor has informed or advised Lessee in writing either previously or by this Lease (i) of the identity of the supplier, (ii) that Lessee is entitled to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Supply Contract, and (iii) that the Lessee may contact the supplier and receive an accurate statement of those promises and warranties, including any disclaimers of them or of remedies.
    LESSEE INDEMNIFICATION. Lessee hereby agrees to indemnify and hold Lessor and Lessor's agents and employees, harmless from any and all liability, damage, or loss, including attorney's fees and court costs, arising out of the purchase, sale, ownership, selection, possession, operation, control, use, maintenance, or delivery or the delivery of the Equipment, including without limitation any of the foregoing related to claims based on tort or strict liability or involving latent defects, whether or not discoverable by Lessee or Lessor, and whether or not occurring during the term of this Lease, and any patent, trademark and/or copyright infringement claims.
    POWER OF ATTORNEY/FINANCING STATEMENTS. Lessee hereby makes, constitutes and appoints Lessor and it assigns its true and lawful attorney and agent for it and in its name, place and stead to execute, deliver and file any UCC financing statements and other documents that Lessor deems necessary or advisable in order to protect Lessor's rights in the Equipment. This power being coupled with an interest shall be irrevocable for the term of this Lease. Lessor and Lessee agree that a carbon, photographic or other reproduction of this Lease may be filed as a financing statement under the UCC.
    LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If within 60 days from the date Lessor orders the Equipment, same has not been delivered, installed and accepted by Lessee (in form satisfactory to Lessor) Lessor may at Lessor's sole discretion, on 10 days written notice to Lessee, terminate this Lease and its obligation to Lessee.
    LOCATION AND INSPECTION. Equipment shall be delivered and thereafter kept at the location specified above, or, if none is specified, at Lessee's address set forth above and Lessee shall not remove it or allow it to be removed therefrom without Lessor's prior written consent. Any and all costs incurred by Lessor as a result of such relocation shall be borne by Lessee. Any charges hereunder shall not abate during the period the Equipment is out of service due to any such relocation requested by Lessee. Lessee shall permit Lessor on its premises to inspect the Equipment and the business records of Lessee relating to it during normal business hours.
    USE OF EQUIPMENT. Lessee shall, at its expense, use, maintain and keep the Equipment in good operating order in the manner for which it was designed and intended, SOLELY FOR LESSEE'S BUSINESS PURPOSE, in accordance with manufacturer's recommendations and in compliance with all applicable laws, regulations and insurance requirements. Lessee shall not make any alterations or additions to the Equipment without the prior written consent of Lessor. All additions, attachments, or replacements made to the Equipment, unless otherwise agreed to in writing by Lessor, shall become part of the Equipment. Lessee, at its expense, shall maintain the Equipment in good operating order and repair in accordance with the manufacturer's recommendations. Supplies required for use of the Equipment are to be provided by Lessee at its expense and are to meet with the Equipment manufacturer's specifications.
    LESSEE REPRESENTATIONS. Lessee warrants and represents that (a) all legal action has been taken to permit Lessee to execute and perform this Lease; (b) its entering into and performance of this Lease will not violate any law or regulation applicable to Lessee; (c) this Lease constitutes a legal, valid and binding obligation, enforceable against Lessee in accordance with its terms; (d) all financial or other statements furnished or made to Lessor or Lessee are true and correct in all material respects; and (e) Lessee is in good standing in its state of incorporation and is in good standing and is entitled to own properties and to carry on a business in the state where the Equipment is to be located. Lessee and any person signing this Lease for Lessee warrant that such signatory is duly authorized and empowered by Lessee to do so.
    INSURANCE. Lessee shall at all times prior to return of the Equipment to Lessor carry and maintain, at its expense, insurance covering (a) theft and all other risks of loss or damage from any cause whatsoever for an amount not less than the replacement value of the Equipment or the unpaid amount of this Lease, whichever amount is greater, and which names Lessor and its assigns as an additional insured and loss payee; and (b) public liability, both personal injury and property damage, covering the maintenance, use and operation of the Equipment and which names Lessor and its assigns as additional insured and loss payee. All such insurance coverage shall be in form, amount, and with companies satisfactory to Lessor. Lessee shall deliver certificate of insurance to Lessor. All such insurance Shall require 30 days written notice to Lessor and its assigns prior to alteration or cancellation. Lessee hereby appoints Lessor and its assigns as Lessee's attorney-in-fact with respect to endorsement of all documents, checks, or drafts for loss or damage recoverable under all such insurance policies. Lessee agrees that if lessee shall fail to procure, carry and maintain insurance coverage as set forth in this Lease, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof with interest at the maximum lawful rate, immediately upon demand.
    RISK OF LOSS. At all times, Lessee shall bear the entire risk of loss, damage, theft or destruction to the Equipment or any part thereof, from any and every cause whatsoever, which shall occur prior to the Lessee's return of the Equipment as set forth in this Lease and no such loss, damage, theft or destruction shall relieve Lessee of its obligation to pay rent or to comply with any other obligation under this Lease. In the event of such loss, damage, theft, or destruction, Lessee shall promptly notify Lessor, and Lessee shall within 30 days repair or replace such Equipment to its original condition, and shall continue to make all payments required by this Lease.
    RETURN OF EQUIPMENT. Unless Lessee exercises any purchase or renewal option specifically provided for in this Lease, upon expiration or earlier termination of the Lease with respect to the Equipment, or upon demand by Lessor pursuant to this Lease upon an event of default, Lessee shall immediately, at its expense, return the Equipment in the same condition as when Lessee received it, excepting only reasonable wear and tear, to Lessor at any location in the continental United States specified by Lessor. Lessee shall pay all costs and expenses to crate, insure and return the Equipment to the designated location and Lessee shall pay all then outstanding tax assessments and future tax liabilities resulting from Lessee's possession of the Equipment prior to its return to Lessor. After the expiration of the initial Lease term and thereafter until Lessor actually receives the Equipment at the return location, the Lease shall automatically renew from month to month, and Lessee agrees to continue to make all rent and other Lease payments at the last effective rate under the Lease with the Lessor retaining all payments made up to the time the Equipment is returned to the specified return location.
    DEFAULT. The following events shall constitute an event of default by Lessee under this Lease: (a) failing to pay when due any amount required to be paid to Lessor under this Lease in a timely fashion or to timely perform any covenant, condition, or obligation to be performed by Lessee under this Lease or under any other agreement with Lessor; (b) selling, transferring, or disposing of the Equipment or of substantially all of the Lessee's assets or merging or reorganizing without prior written consent of Lessor; or (c) creating, incurring, assuming or suffering to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of the Lessor's interest thereunder; or (d) providing financial statements or making representations to Lessor which are incorrect or misleading or inaccurate in any respect; or (e) becoming unable to pay debts as they become due or otherwise becoming insolvent or suffering an adverse change in its financial condition; or (f) Lessor reasonably deems itself insecure in its expectations that Lessee will fully perform all of Lessee's obligations under this Lease. If multiple leases exists between Lessor and Lessee and Lessee defaults on any one or more lease agreements, Lessor has the option to declare all lease agreements between Lessor and Lessee in default.
    REMEDIES OF LESSOR. Upon the occurrence of default by Lessee hereunder and at any time thereafter (subject to any applicable grace provisions), Lessor may exercise any one or more of the following remedies without notice to or demand on Lessee, as Lessor in its sole discretion shall elect: (a) declare all unpaid rentals under this Lease to be immediately due and payable, the amount to be due to be computed as hereinafter set forth; (b) terminate this Lease as to any or all items of Equipment, but no such termination shall be deemed to occur unless written notice to that express effect is given by Lessor to Lessee; (c) whether or not this Lease is terminated, take immediate possession of any or all of the Equipment, without notice or demand and without court order or process, and for such purpose, enter upon any premises without liability for so doing; (d) sell, lease or otherwise dispose of the Equipment, or any item thereof, at a public or private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee; (e) proceed by appropriate action either at law or in equity to enforce performance by Lessee of the applicable covenants of this Lease or recover damages for the breach thereof; and (f) exercise any and all rights accruing to a Lessor of personal property under any applicable law upon a default by Lessee. In furtherance of the foregoing, Lessor shall be entitled to recover immediately as liquidated damages and not as a penalty, a sum equal to the aggregate of the following: (i) all unpaid rentals and other amounts or other sums which are due and payable for any item of Equipment up to the date delivered to or repossessed by Lessor; (ii) any expenses paid or incurred by Lessor in connection with the repossession, holding, repair, appraisal, transportation and subsequent sale, lease or other disposition of the Equipment, including attorneys' fees and court costs; and (iii) an amount equal to the difference between (aa) all unpaid rentals and other amounts, due and to become due under this Lease, each of which unpaid rentals and other amounts shall be discounted to present value at an annual rate of 7% (collectively, "Unpaid Rentals"), together with the amount or percentage of original cost for which Lessee would have been permitted to purchase the Equipment at the end of the Lease term hereof, which amount shall be discounted to present value at an annual rate of 7% ("Purchase Amount") and (bb) the then fair market value of any Equipment returned to or repossessed by Lessor ("Return Value") as established by Lessor in any manner; provided, however, that in Lessor's sole discretion the Return Value of each such item of Equipment shall be deemed to be (i) an amount equal to the proceeds, if any, of any sale or lease thereof by Lessor, less any costs or expenses incurred by Lessor from such sale or lease or (ii) zero, if Lessor is unable, after the exercise of reasonable efforts to sell or lease any such item of Equipment. If the Return value of the Equipment exceeds the sum of the Unpaid Rentals plus the Purchase Amount, Lessor shall be entitled to the excess. No right or remedy conferred upon or reserved to Lessor by this Lease shall be exclusive of any other right or remedy herein or by law provided; all rights and remedies of Lessor conferred on Lessor by this Lease or by law shall be cumulative and in addition to every other right and remedy available to Lessor. Lessee shall pay all costs and reasonable attorney's fees incurred by Lessor in collecting any sums owed under this Lease or in obtaining possession of leased Equipment, including attorney's fees incurred in seeking relief from stay in bankruptcy court together with interest at the rate of the lesser of 18% compounded annually, or the maximum amount permitted by law on each of the foregoing and on all sums not paid when due under any provision of this Lease.
    LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by 2A-508 through 2A-522 of the UCC, including without limitation, Lessee's rights to: (a) cancel this Lease; (b) repudiate this Lease; (c) reject the Equipment; (d) revoke acceptance of the Equipment; (e) recover damages from Lessor; (f) a security interest in the Equipment in Lessee's possession or control for any reason; (g) deduct all or any part of claimed damages resulting from Lessor's default, if any, under this Lease; (h) recover damages from Lessor for any breaches of warranty or for any other reason; (i) accept partial delivery of the Equipment; (j) "cover"; (k) recover any general, special, incidental or consequential damages for any reason whatsoever; and (l) specific performance, replevin, detinue, sequestration, claim and delivery or the like for the Equipment.
    ASSIGNMENT BY LESSOR. LESSOR MAY ASSIGN OR TRANSFER THIS LEASE OR LESSOR'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO LESSEE. Any assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under the Lease and Lessee agrees that it will not assert against any assignee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risk imposed on Lessee. Lessee agrees that Lessor may assign or transfer this Lease or Lessor's interest in the Equipment even if said assignment or transfer could be deemed to materially effect the interests of Lessee.
    NO LESSEE ASSIGNMENT OR SUBLEASE. LESSEE SHALL NOT ASSIGN, HYPOTHECATE OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR
    CONSENT TO JURISDICTION; VENUE; ARBITRATION. THIS LEASE CALLS FOR PERFORMANCE BY LESSEE AT THE LOCATION OF LESSOR OR LESSOR'S ASSIGNEE. AS PART OF THE CONSIDERATION FOR LESSOR'S EXECUTING THIS LEASE, LESSEE AGREES THAT, WITHOUT LIMITING THE RIGHT OF LESSOR OR LESSOR'S ASSIGNEE TO LITIGATE ANY JUDICIAL ACTION OR PROCEEDING AGAINST LESSEE IN COURTS LOCATED IN OTHER STATES, ALL JUDICIAL ACTIONS AND PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE SHALL (AT THE SOLE DISCRETION OF LESSOR OR LESSOR'S ASSIGNEE) ONLY BE LITIGATED IN COURTS IN THE STATE AND THE JURISDICTION WHERE LESSOR IS LOCATED, OR IF THIS LEASE HAS BEEN ASSIGNED, WHERE LESSOR'S ASSIGNEE IS LOCATED. LESSEE HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT IN ANY OF SUCH STATES. LESSEE FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON LESSEE, AND CONSENTS THAT SERVICE MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE LESSEE AT THE ADDRESS SHOWN IN THIS LEASE, AND THAT SERVICE SHALL BE EFFECTIVE TWO (2) DAYS AFTER MAILING. LESSOR AND LESSEE ACKNOWLEDGE THE DELAY, EXPENSE AND UNCERTAINTY ASSOCIATED WITH A JURY TRIAL INVOLVING A COMMERCIAL LEASE OF THIS NATURE, AND, IN RECOGNITION OF THESE INHERENT PROBLEMS, HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL AND AGREE THAT ANY LITIGATION REGARDING THIS LEASE WILL BE TRIED WITHOUT A JURY.

    All of the foregoing provisions of this Paragraph 22 notwithstanding, at the sole discretion of Lessor or Lessor's assignee, Lessee agrees that Lessor and Lessor's assignee may elect to resolve any claim or controversy arising directly or indirectly from this Lease by arbitration with the American Arbitration Association, in the state and jurisdiction where Lessor or Lessor's assignee is located, or where Lessee is located, in accordance with the Commercial Arbitration Rules (and Procedures For Large Cases), and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction. In the event Lessor or Lessor's assignee so elects to resolve any such claim or controversy by arbitration, Lessee agrees to submit in full to such arbitration proceeding and be bound by its rulings.

    OWNERSHIP/PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment shall remain personal property regardless of whether affixed to real property, and Lessee agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment may be affixed, as Lessor may request, to protect Lessor's title to the Equipment.
    SECURITY DEPOSIT. Lessor shall retain the security deposit (if any) specified as security for performance by Lessee of its obligations under this Lease. The security deposit shall be non-interest bearing, and if Lessee shall default in the performance of its obligations hereunder, Lessor, may at its sole option, apply the security deposit to such default (regardless of whether or not such application cures such default). This application by Lessor shall not be a defense to any action by Lessee arising out of the default, and upon demand, Lessee shall restore the security deposit to its full amount. If Lessee is not in default of this Lease, the security deposit will be returned to Lessee at the termination of the Lease, provided Lessee, at its sole expense and cost, shall have returned the Equipment by delivering it in the same condition as when delivered to Lessee, reasonable wear and tear excepted, at such place or on board carrier, packed for shipping, as Lessor may specify.
    MISCELLANEOUS. (a) Lessor has entered into this Lease in reliance upon Lessee's representations that this Lease is for commercial, or business purposes and not for personal, family or household purposes of Lessee; (b) any action by Lessee against Lessor for any default by Lessor under this Lease shall be commenced within one (1) year after any such cause of action accrues; (c) if for any reason this transactions is deemed not to be a Lease, Lessee hereby grants Lessor a security interest in the Equipment; (d) all notices, consents, instructions or requests desired or required to be given under this Lease shall be in writing and shall become effective when delivered, or if mailed, when deposited in the U.S. mail postage prepaid for certified or registered mail, return receipt requested, at the address set forth in this Lease or at such other address as such part shall from time to time designate by proper notice; (e) no failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy under this Lease shall operate as a wavier or modify the terms of this Lease, nor shall any single or partial exercise by Lessor of any right or remedy preclude any other or further exercise of the same or any other right or remedy; (f) Lessee shall promptly provide such further documents and financial reports as Lessor may reasonably require in its normal course of business including copies of annual financial reports, Securities Exchange Commission reports, quarterly reports and any other information as Lessor may reasonably require (g) no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision of this Lease; (h) if any of the provisions of this Lease or documentation related thereto is declared to be invalid or unenforceable, such provision shall be severed from this Lease and the remaining provisions thereof shall remain in full force and effect; (i) the original of this Lease may be microfilmed or electronically duplicated and a photostatic copy of such microfilm or electronic duplication may be used in all judicial and arbitration proceedings in lieu of the original and without further foundation; (j) this Lease and all documentation executed in connection therewith represents the entire agreement between the parties hereto and automatically cancels and supercedes any and all prior verbal or written understandings with respect thereto. The Lessor may in its sole discretion accelerate the full payment of this Lease upon the death of a natural Lessee or Guarantor.

  THIS IS A NON-CANCELLABLE LEASE

  ____________________

  LESSEE'S INITIALS

ACSi	AFFILIATED CORPORATE SERVICES, INC. 1550 Waters Ridge Drive Lewisville, Texas 75057 (972) 221-7335 Fax (972) 221-7336 www.acsitx.com	(LESSOR)	D-03456 LEASE NUMBER

CERTIFICATE OF ACCEPTANCE

  The undersigned hereby acknowledges receipt, in good condition, of the Equipment described in the Business Equipment Lease or on any schedule (the "Equipment"), after having had a reasonable opportunity to inspect the Equipment, and unconditionally accepts the Equipment in accordance with all of the terms and conditions of that certain Business Equipment Lease ("Lease") dated ____________________________.

  The Undersigned Lessee has selected, and requested that Lessor purchase the Equipment under the Lease from one or more Supplier(s)/Vendor(s). If the Equipment is not properly installed, does not operate as represented or warranted by said Supplier(s)/Vendor(s), or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against said Supplier(s)/Vendor(s) and shall nevertheless pay Lessor all rentals payable under the above-referenced Lease, and shall not set up against Lessee's obligations any such claims as Defense, counter-claim, set-off, or otherwise.

  Lessee represents and warrants that none of the Equipment was delivered prior to the date the undersigned executed the Lease unless Lessor shall have previously consented thereto, in writing. Lessee understands that Lessor is relying upon this certificate as a condition for making payment for the cost of the Equipment to the Supplier(s)/Vendor(s). Lessee is hereby notified that Lessee may have rights under the contract for purchase between the Supplier(s)/Vendors and Lessor. Lessee should contact the Supplier(s)/Vendor(s) for a complete description of any such rights.

  LESSEE AGREES THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF THE EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS, OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

  DO NOT SIGN THIS ACCEPTANCE UNTIL YOU HAVE ACTUALLY RECEIVED ALL THE EQUIPMENT SET FORTH IN THE ABOVE-REFERENCED LEASE.

  I HEREBY AUTHORIZE, ___________________________________________________,

  TITLE

  TO ORALLY VERIFY MY/OUR ACCEPTANCE OF THE ABOVE REFERENCED EQUIPMENT IN MY ABSENCE.

  LESSEE INITIALS

  LESSEE:             & nbsp;  Egghead.Com, Inc. DATE OF ACCEPTANCE:

  BY TITLE

  PAYMENT ADDENDUM

  LEASE # D-03456

  BETWEEN Egghead.Com, Inc (LESSEE)

  AND AFFILIATED CORPORATE SERVICES, INC. (LESSOR)

  The parties have entered into the above referenced Lease for the Lessee, equipment, and terms more fully described in said Agreement. The Payment Schedule for said Lease is set forth below:

  The terms of payment shall be:

  Eighteen (18) Monthly Payments as follows:

  First payment: $66,000.00 plus applicable taxes

  Second payment: $132,750.00 plus applicable taxes

  Remaining Sixteen (15) monthly payments: $66,000.00 plus applicable taxes

  One (1) $600,000.00 Irrevocable Standby Letter of Credit with Automatic

  Renewal per the Attached Exhibit "B"

  By signing the Addendum, Lessee acknowledges the above changes to the Lease Agreement and authorizes Lessor to make such changes.

LESSOR: Affiliated Corporate Services, Inc. SIGNATURE TITLE DATE	LESSEE: Egghead.Com, Inc. SIGNATURE TITLE DATE

  COMPUTER SOFTWARE ADDENDUM

  This addendum, is incorporated into and made a part of this Lease Number D-03456 by and between Affiliated Corporate Services, Inc.("Lessor") and Egghead.Com, Inc. ("Lessee") Capitalized terms used but not defined herein shall have the same meaning given to them in the Lease.

  In order to accommodate the inclusion of certain computer software ("Software") in the lease financing to be provided under the Lease, the parties hereto agree as follows:

  1. Lessee acknowledges and agrees that Lessor does not have title to the software but is only providing lease financing for the same.

  2. Lessee has entered into a Software License Agreement ("Agreement") with the Software's Licensor, ("Licensor") pursuant to which the Licensor has licensed to Lessee the right to use the software program defined therein.

  3. Lessee acknowledges that lessor makes no warranties, expressed or implied, including warranties of merchantability or fitness for a particular purpose or with respect to patent, copyright infringement, title, or the like.

  4. Lessee agrees that lessor shall not be requires to perform any of the licensor's obligations under the agreement and that the lessee will look solely to the licensor for performance of such obligations.

  5. Lessee shall indemnify, hold harmless, and if Lessor requests, defend Lessor against all claims directly or indirectly arising out of or connected with the software, the Agreement or any related document or instrument. "Claims" means all losses liabilities, damages, penalties, expenses (including legal fees and costs); claims actions and suits, whether in contract or in tort whether caused by Lessor's negligence or otherwise and whether based on a theory of strict liability or otherwise, including but not limited to, matters regarding; (a) the selection, manufacturer, purchase, acceptance, rejection, ownership, possession, use or condition of the software (b) any latent defects or other defects in the Software, whether or not discoverable by Lessor; or (c) patent, trademark or copyright infringements.

  6. Lessee's obligation, to make lease payments and pay lessor all other amounts owed under the lease, shall remain and continue in full force and in accordance with the terms and conditions of the lease and in no way shall be diminished on account of the agreement.

  This Addendum supplements and amends the Lease only to the extent and in the manner set forth, and in all other respects the Lease shall remain in full force and effect.

  IN WITNESS WHEREOF: the parties hereto have caused this Addendum to be executed by their duly authorized officers this _______ day of___________________,2001.

Egghead.Com, Inc. By:__________________________________ Title:__________________________________	Affiliated Corporate Services, Inc. By:__________________________________ Title:__________________________________

  ACSi AFFILIATED CORPORATE SERVICES, INC.

  1550 Waters Ridge Drive Lewisville, TX 75057 972/221-7335 FAX 972/221-7336

  Web Site: www.acsitx.com E-mail Address: acsi@acsitx.com

  Purchase Option Rider

  Purchase Option Rider to Lease Number D-03456 dated _______________, 2001 (the "Lease") between the undersigned parties.

  So long as no Event of Default has occurred and is continuing under the Lease and upon not less than 90 days' prior written notice, Lessee shall have the option, upon expiration of the Lease Term if the above-referenced Lease (the "Initial Term"), to purchase all, but not less than all, of Lessor's right, title and interest in and to the Equipment for a purchase price equal to (a) the greater of (I) the Fair Market Value of the Equipment (hereinafter defined) as of the end of the Initial Term, or (ii) $1,000,000.00 plus (b) any sales, use, property or excise taxes on or measured by such sale and any other expenses of transfer (all of the foregoing being collectively referred to herein as the "Purchase Price") , or (iii) re-negotiate an additional eighteen, (18) month term acceptable to all parties.

  The Fair Market Value of the Equipment shall be determined by agreement of Lessor and Lessee or, if the parties cannot agree on the Fair Market Value, by an appraiser selected by Lessee whose appraisal shall be at Lessee's expense and furnished not later that 30 days prior to the expiration of the Initial Term and shall be binding on the parties.

  All capitalized terms not defined herein shall have meanings set forth in the Lease.

  Dated:_________________,2001.

AFFILIATED CORPORATE SERVICES, INC By:__________________________________ Title:__________________________________	LESSEE: Egghead.Com, Inc. By:__________________________________ Title:__________________________________

  EXHIBIT "B"

  LETTER OF CREDIT INFORMATION

  DATE OF ISSUE:

  BENEFICIARY:
  Affiliated Corporate Services, Inc.
  1550 Waters Ridge Drive
  Lewisville, Texas 75057-6011

  Amount: $600,000.00

  WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR WHICH IS AVAILABLE AT SIGHT BY DRAFTS DRAWN ON _________________ BANK PRIOR TO THE EXPIRATION DATE OF __________________ BEARING THE CLAUSE DRAWN UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO:____ ON BEHALF OF _______________ AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

  A STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF AFFILIATED CORPORATE SERVICES, INC OR ITS ASSIGNS STATING AS FOLLOWS:

  "The Beneficiary, Affiliated Corporate Services, Inc. and/or its assigns requires payment of $__________ under this Standyby Letter of Credit dated _________________, 2001.

  IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS CONSIDERED BY US AS AUTOMATICALLY EXTENDED FOR PERIODS OF ONE (1) YEAR EACH FROM THE THEN RELEVANT EXPIRATION DATE WITHOUT AMENDMENT UNLESS WE NOTIFY YOU OR YOUR ASSIGNS BY REGISTERED AIRMAIL AT LEAST THIRTY (30) DAYS PRIOR TO THE THEN RELEVANT EXPIRATION DATE, THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD.

  THIS CREDIT IS TRANSFERABLE AND ASSIGNABLE. SHOULD THIS CREDIT BE TRANSFERRED OR ASSIGNED WE ARE TO BE NOTIFIED BY REGISTERED MAIL OF ASSIGNEE AND THEIR ADDRESS.

  WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN IN CONFORMITY WITH THE TERMS OF THIS CREDIT WILL BE DULLY HONORED ON PRESENTATION TO US ON OR BEFORE EXPIRY DATE, SUBJECT TO UCP 400. REV. 1983